MML SERIES INVESTMENT FUND II

Supplement dated March 15, 2010 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces information for the MML Inflation-Protected and Income Fund found on page 7 in the section titled Expense Information. The information is being revised to reflect interest amounts that were incurred in the Fund’s last fiscal year as a result of its entering into reverse repurchase agreements as discussed in the Prospectus; those amounts are reflected in the Fund’s Financial Highlights on page 35.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%	.55%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.99%	.99%	(3)
Interest Expense	.94%	.94%
Remainder of Other Expenses	.05%	.05%
Total Annual Fund Operating Expenses	1.54%	1.79%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$157	$486	$839	$1,834
Service Class	$182	$563	$970	$2,105

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2008.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first full fiscal year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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